UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2024

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

As previously disclosed, on February 2, 2023, FirstEnergy Corp. (“FirstEnergy” or the “Company”), along with FirstEnergy Transmission, LLC, a majority-owned subsidiary of FirstEnergy that primarily owns controlling equity interests of certain of FirstEnergy’s transmission assets (“FET”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with North American Transmission Company II L.P., FirstEnergy’s existing joint venture partner in FET and a controlled investment vehicle entity of Brookfield Super-Core Infrastructure Partners, an experienced investor in U.S. infrastructure (“Investor”), and Brookfield Super-Core Infrastructure Partners L.P., Brookfield Super-Core Infrastructure Partners (NUS) L.P. and Brookfield Super-Core Infrastructure Partners (ER) SCSp, as guarantors of Investor’s obligations and liabilities thereunder, and, for the limited purposes described therein, North American Transmission FinCo L.P. (“NATFinCo”), pursuant to which FirstEnergy agreed to sell to Investor at the closing (the “Closing”), and Investor agreed to purchase from FirstEnergy, an incremental 30% equity interest in FET for a purchase price of $3.5 billion. The parties to the Purchase Agreement consummated the Closing on March 25, 2024. As a result of such consummation, Investor’s interest in FET has increased from 19.9% to 49.9%, while FirstEnergy has retained the remaining 50.1% ownership interests of FET.

The purchase price was paid in part by the issuance by NATFinCo to FirstEnergy at the Closing of two promissory notes having an aggregate principal amount of $1.2 billion with (i) one such promissory note having an aggregate principal amount of $750,000,000.00, at an interest rate of five and seventy-five hundredths percent (5.75%) per annum, with a maturity date of September 25, 2025 and (ii) one such promissory note having an aggregate principal amount of $450,000,000.00, at an interest rate of seven and seventy-five hundredths percent (7.75%) per annum, with a maturity date of December 31, 2024. The remaining $2.3 billion of the purchase price was paid in cash at the Closing. Brookfield Corporation has guaranteed the full amount of the promissory notes.

On March 25, 2024, pursuant to the terms of the Purchase Agreement and in connection with the Closing, FirstEnergy and FET entered into a Fourth Amended and Restated Limited Liability Company Agreement of FET (the “Fourth LLC Agreement”) with Investor which amends and restates in its entirety the Third Amended and Restated Limited Liability Company Agreement dated as of May 31, 2022 (the “Third LLC Agreement”). Under the terms of the Third LLC Agreement, Investor had the right to appoint one director to the board of directors of FET and for certain major actions to be taken, the consent, vote or approval of Investor was required, in each case, for so long as Investor maintained certain requisite ownership percentages. Under the terms of the Fourth LLC Agreement, which is effective from and after the Closing, Investor maintains all of its existing approval rights over certain actions of FET and, in addition, for so long as Investor maintains (i) at least a 19.8% ownership interest in FET, Investor has the right to appoint two out of the five members of the FET board (with the remaining directors being appointed by FirstEnergy) and (ii) at least a 30.0% ownership interest in FET, certain additional actions require the consent, vote or approval of Investor before such actions can be taken by FET. Such actions include, among other things, certain acquisitions or dispositions in excess of certain dollar thresholds, establishing or amending the annual budget, incurring cost overruns on certain capital expenditure projects during any fiscal year in excess of a certain percentage overage of the budgeted amounts or incurring cost overruns on the aggregate capital expenditure budget of FET’s subsidiaries during any fiscal year in excess of a certain percentage overage of the aggregated budgeted amount, material decisions relating to litigation where either the liability of FET would reasonably be expected to exceed a certain threshold dollar amount or such proceeding would reasonably be expected to have an adverse effect on Investor or FET, making certain material regulatory filings, incurring or refinancing indebtedness by FET or its subsidiaries, which, in the case of its subsidiaries, would reasonably be expected to cause such subsidiary to deviate from its targeted capital structure, entering into joint ventures, appointing or replacing any member of its transmission leadership team, amending the accounting policies of FET or its subsidiaries (but only if FirstEnergy is no longer the majority owner of FET), taking any action that would reasonably be expected to cause a default or breach of any material contract of FET or any of its subsidiaries, creating certain material liens (excluding certain permitted liens), or causing any reorganization of FET or any of its subsidiaries. The Fourth LLC Agreement also includes provisions relating to the resolution of disputes and to address deadlocks.

The foregoing description of the Fourth LLC Agreement and the transactions contemplated thereby are subject to, and qualified in their entirety by, the full terms of the Fourth LLC Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On March 25, 2024, the Company issued a press release announcing the Closing. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth in and incorporated by reference into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Fourth Amended and Restated Limited Liability Company Agreement of FirstEnergy Transmission, LLC, dated March 25, 2024
99.1	FirstEnergy Corp. Press Release, dated March 25, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into on July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, rising interest rates, inflationary pressure, supply chain disruptions, higher energy costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the risks associated with physical attacks, such as acts of war, terrorism, sabotage or other acts of violence, and cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to meet our goals relating to employee, environmental, social and corporate governance opportunities, improvements, and efficiencies, including our greenhouse gas reduction goals; the ability to accomplish or realize anticipated benefits through establishing a culture of continuous improvement and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our Energize365 transmission and distribution investment plan, executing on our rate filing strategy, controlling costs, improving our credit metrics, growing earnings, and strengthening our balance sheet; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; changes to environmental laws and regulations, including, but not limited to, those related to climate change; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, emerging technology, particularly with respect to electrification, energy storage and distributed sources of generation; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on the Company’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by the Company’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in the Company’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on the Company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. The Company expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 25, 2024

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer